UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2011

GENTIVA HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15669	36-4335801
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3350 Riverwood Parkway, Suite 1400, Atlanta, Georgia	30339-3314
(Address of principal executive offices)	(Zip Code)

(770) 951-6450

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Gentiva Health Services, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders on May 12, 2011 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the amendment and restatement of the Amended and Restated Gentiva Health Services, Inc. 2004 Equity Incentive Plan (the “Plan”) to, among other things, increase the aggregate number of shares of the Company’s common stock available for issuance under the Plan from 4,100,000 to 6,200,000. The approval of the amended and restated Plan also constituted approval of certain provisions that are required to be approved at least every five years in order for awards under the Plan to be eligible to be treated as performance-based compensation and the exempt from compensation deduction limitation under Section 162(m) of the Internal Revenue Code. The Company’s Compensation, Corporate Governance and Nominating Committee and Board of Directors of the Company previously adopted such amendment and restatement, subject to shareholder approval.

For a description of the Plan, please see proposal five in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2011. The description of the changes to the Plan is qualified in its entirety by reference to the Plan, as amended and restated, filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) On May 12, 2011, the Company’s Compensation, Corporate Governance and Nominating Committee and the Board of Directors of the Company approved the amendment and restatement of the Company’s Code of Business Conduct and Ethics (the “Code”) to, among other things, add the following sections: Responding to Investigations and Legal Action; Political Contributions and Political and Lobbying Activity; and Equal Employment Opportunity and Non-Discrimination. The amendment and restatement also expanded the following sections: Gifts and Entertainment and Compliance with the Law. The description of the changes to the Code is qualified in its entirety by reference to the Code, as amended and restated, posted on the Company’s website at www.gentiva.com under the Investors section, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 12, 2011. The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

In addition to the election of the nine persons nominated as directors of the Company, as identified below, for one-year terms, the shareholders ratified the appointment of Pricewaterhouse Coopers LLP as the Company’s independent registered public accounting firm for its 2011 fiscal year, approved a non-binding advisory vote on the compensation of the Company’s named executive officers, approved the proposal to hold an annual non-binding advisory vote on the compensation of the Company’s named executive officers, and approved the amendment and restatement of the Plan. The final voting results on each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal No. 1 – Election of Directors

The following individuals were elected as directors to serve until the 2012 Annual Meeting of Shareholders by votes as follows:

Nominees	For	Withheld	Broker Non-Votes
Robert S. Forman, Jr.	26,021,751	97,769	1,322,847
Victor F. Ganzi	25,413,050	706,470	1,322,847
Philip R. Lochner, Jr.	25,564,260	555,260	1,322,847
Ronald A. Malone	24,611,306	1,508,214	1,322,847
Stuart Olsten	25,390,954	728,566	1,322,847
Sheldon M. Retchin	26,027,044	92,476	1,322,847
Tony Strange	25,837,282	282,238	1,322,847
Raymond S. Troubh	25,046,391	1,073,129	1,322,847
Rodney D. Windley	23,796,733	2,322,787	1,322,847

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its 2011 fiscal year was approved by votes as follows:

For	Against	Abstain
27,143,381	295,515	3,471

Proposal No. 3 – Non-Binding Advisory Vote on the Compensation of Named Executive Officers

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers disclosed in the Company’s 2011 proxy statement was approved by votes as follows:

For	Against	Abstain	Broker Non-Votes
25,248,328	684,077	187,115	1,322,847

Proposal No. 4 – Non-Binding Advisory Vote on the Frequency of Advisory Votes on the Compensation of Named Executive Officers

The voting results on a non-binding advisory vote on the frequency of a non-binding advisory vote on the compensation of the Company’s named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
23,948,697	97,601	1,946,086	127,136	1,322,847

As described above, a majority of the votes cast at the Annual Meeting voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the recommendation of the Company’s Board of Directors, the Board of Directors determined that it currently intends to hold an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year.

Proposal No. 5 – Approval of the Gentiva Health Services, Inc. 2004 Equity Incentive Plan (Amended and Restated as of March 16, 2011)

The proposal to amend and restate the Amended and Restated Gentiva Health Services, Inc. 2004 Equity Incentive Plan was approved by votes as follows:

For	Against	Abstain	Broker Non-Votes
21,559,547	4,455,751	104,222	1,322,847

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Gentiva Health Services, Inc. 2004 Equity Incentive Plan (Amended and Restated as of March 16, 2011) (incorporated by reference to Appendix A to the Gentiva Health Services, Inc. proxy statement for the 2011 Annual Meeting of Shareholders filed on April 4, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC.

/s/ John N. Camperlengo
John N. Camperlengo Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Date: May 13, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Gentiva Health Services, Inc. 2004 Equity Incentive Plan (Amended and Restated as of March 16, 2011) (incorporated by reference to Appendix A to the Gentiva Health Services, Inc. proxy statement for the 2011 Annual Meeting of Shareholders filed on April 4, 2011).